                                              SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                              FORM 8-K/A
                                                           (Amendment No. 1)

                                Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) ................................................... April 10, 2003

Exact name of registrant as specified in its charter ...................................... Baldor Electric Company

State or other jurisdiction of incorporation ............................................................. Missouri

Commission File Number ................................................................................... 01-07284

IRS Employer Identification No ......................................................................... 43-0168840

Address of principal executive offices ................................................ 5711 R. S. Boreham, Jr., St
                                                                                               Fort Smith, Arkansas
Zip Code .................................................................................................... 72901

Registrant's telephone number, including area code ................................................... 479-646-4711

Former name or former address, if changed sine last report .................................................... N/A

Item 9. .REGULATION FD DISCLOSURE

This amendment is filed to include the Form 8K  information  above,  inadvertently  omitted from the original  filing.  No changes have been made to Exhibit 99 attached.

The following  information  is being  provided under Item 12 - Results of Operations  and Financial  Condition.  It is being  furnished under  Item 9 of this Form 8-K in  accordance  with  interim  guidance  issued by the SEC in release  No.  33-8216.  Such  information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.
On April 10, 2003,  Baldor  Electric  Company  issued a news release to report its financial  results for the first quarter ended March
29, 2003.  The release is furnished as Exhibit 99 hereto.

                                                              SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              Baldor Electric Company
                                                              (Registrant)

Date    June 17, 2003                                           /s/  Ronald E. Tucker
                                                              Ronald E. Tucker
                                                              Chief Financial Officer and Secretary
                                                              (Principal Financial Officer)

                                                        BALDOR ELECTRIC COMPANY

                                                           INDEX OF EXHIBITS

Exhibit No.           Description

99                    Company issued news release dated April 10, 2003